UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

March 21, 2023
Date of Report (date of earliest event reported)

BlackBerry Limited
(Exact name of registrant as specified in its charter)

Canada			001-38232	98-0164408
(State or other jurisdiction of incorporation or organization)			(Commission File Number)	(I.R.S. Employer Identification No.)

2200 University Ave East
Waterloo	Ontario	Canada		N2K 0A7
(Address of Principal Executive Offices)				(Zip Code)
(519) 888-7465
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	BB	New York Stock Exchange
Common Shares	BB	Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01 Entry into a Definitive Material Agreement
On March 20, 2023, BlackBerry Limited (the “Company”) entered into an agreement to sell substantially all of its non-core patents and patent applications to Malikie Innovations Limited (“Malikie”), a newly-formed subsidiary of Key Patent Innovations Limited (“KPI”), a leading intellectual property monetization company, for a combination of cash at closing and potential future royalties in the aggregate amount of up to $900 million (the “Malikie Agreement”).
The transaction is not subject to any financing conditions. Funding has been secured from a leading US-based investment firm, with in excess of $30 billion of assets under management.
Under the terms of the Malikie Agreement, the Company will receive $170 million in cash on closing and an additional $30 million in cash by no later than the third anniversary of closing. The Company will also be entitled to receive annual cash royalties from the profits generated from the patents subject to the sale, on the following basis:
•8% of the first $500 million of profits;
•15% of the next $250 million of profits;
•30% of the next $250 million of profits; and
•50% of all subsequent profits.
Royalty payments to the Company will initially be capped at $700 million, subject to an annual cap increase of an amount equal to 4% of the remaining portion of the $700 million that has not been paid to the Company as of the date of the increase. Malikie’s costs will also be capped in the calculation of profits generated.
Approximately 32,000 patents and applications relating primarily to mobile devices, messaging and wireless networking will be sold in the transaction with Malikie. The transaction excludes patents and applications that are necessary to support the Company’s current core business operations. It also excludes approximately 120 monetizable non-core patent families relating to mobile devices (representing approximately 2,000 patents and applications which are primarily standards essential), as well as all existing revenue generating agreements. The Company will receive a license back to the patents being sold and the transaction will not impact customers’ use of any of the Company’s products, solutions or services.
The Malikie Agreement contains customary representation, warranties and covenants made by the Company including, among others, covenants regarding the conduct by the Company of its patent licensing business prior to the completion of the transaction.
Completion of the transaction is conditional upon, among other things, satisfaction of all regulatory conditions under the Hart–Scott–Rodino Antitrust Improvements Act in the United States and the Investment Canada Act.
Item 1.02 Termination of a Material Agreement
As previously disclosed, on January 31, 2022, the Company announced that it had entered into an agreement with Catapult IP Innovations Inc. (“Catapult”) to sell substantially all of the Company’s non-core patent assets (the “Catapult Agreement”). Catapult was unable to secure financing that would have enabled it to complete the transaction on amended terms acceptable to the Company, and therefore the Company terminated the Catapult Agreement in accordance with its terms on March 20, 2023.
On March 21, 2023, the Company issued a press release announcing the Company’s entry into the Malikie Agreement and the Company’s termination of the Catapult agreement, a copy of which is attached hereto as Exhibit 99.1. The foregoing description of the Malikie Agreement does not purport to be complete and is qualified in its entirety by the full text of the Malikie Agreement, a copy of which will be filed as an exhibit to the Company’s Annual Report on Form 10-K.
Forward-Looking Statements
This communication contains forward-looking statements, including statements regarding the proposed transaction between BlackBerry and Malikie, the consideration BlackBerry will receive in connection therewith, the anticipated results of the proposed transaction and regulatory approvals, the potential impact of the proposed transaction on BlackBerry’s customers, the expectations and beliefs of BlackBerry, and other statements that are not historical facts.
The words “expect”, “anticipate”, “estimate”, “may”, “will”, “should”, “could”, “intend”, “believe”, “target”, “plan” and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are based on BlackBerry’s current plans, objectives, estimates, assumptions, expectations and intentions and inherently involve significant risks and uncertainties, many of which are beyond BlackBerry’s control. Many factors could cause actual achievements with respect to the transaction and the timing of events to differ materially from those expressed or implied by the forward-looking statements, including, without limitation, risks and uncertainty associated with Malikie’s and BlackBerry’s ability to complete the proposed transaction on the proposed terms or on the anticipated timeline, or at all; risks and uncertainties related to the satisfaction of the regulatory and other conditions to consummate the proposed transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the Malikie Agreement; effects relating to the announcement of the proposed transaction or any further announcements or the consummation of the proposed transaction on the market price of BlackBerry’s common shares; failure to realize the expected benefits of the proposed transaction, including risks associated with the payment of consideration post-closing and the availability of funds therefor; risks related to future opportunities and plans for BlackBerry’s business and results of BlackBerry following completion of the proposed transaction; the risk of litigation in connection with the proposed transaction, including resulting expense or delay; significant transaction costs and/or unknown or inestimable liabilities; risks related to diverting the attention of BlackBerry management from ongoing business operations; risks related to the proposed transaction disrupting BlackBerry’s operations and making it more difficult to conduct business as usual or for BlackBerry to maintain relationships with consumers, resellers, channel partners or other third parties; tax provision changes, the adoption of new tax legislation or exposure to additional tax liabilities and other changes in laws and regulatory initiatives; adverse economic, geopolitical and environmental conditions; and other risks and uncertainties affecting BlackBerry, including those described from time to time under the caption “Risk Factors” and elsewhere in BlackBerry’s SEC filings and reports, including those discussed in BlackBerry’s Annual Report on Form 10-K and the “Cautionary Note Regarding Forward-Looking Statements” section of BlackBerry’s MD&A (copies of which filings may be obtained at www.sedar.com or www.sec.gov). All of these factors should be considered carefully and readers should not place undue reliance on BlackBerry’s forward-looking statements. Moreover, other risks and uncertainties of which BlackBerry is not currently aware may also affect its forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated.
The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements and reflect the views stated therein with respect to future events as at such dates. BlackBerry has no intention and undertakes no obligation, and expressly disclaims any obligation, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.
Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description
99.1	BlackBerry Limited press release dated March 21, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackBerry Limited

Date:	March 24, 2023	By:	/s/ Steve Rai
			Name:	Steve Rai
			Title:	Chief Financial Officer